UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 30, 2018

SM Energy Company
(Exact name of registrant as specified in its charter)

Delaware	001-31539	41-0518430
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1775 Sherman Street, Suite 1200, Denver, Colorado (Address of principal executive offices)	80203 (Zip Code)

Registrant’s telephone number, including area code: (303) 861-8140

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01    Completion of Acquisition or Disposition of Assets.

On May 30, 2018, SM Energy Company (the “Company”) completed its previously announced divestiture of its remaining assets in the Williston Basin in Divide County, North Dakota (the “Divide County Divestiture”), to Petro-Hunt, L.L.C., for net cash proceeds received at closing of $160.9 million (after agreed upon purchase price adjustments and estimated selling costs). The Divide County Divestiture closed pursuant to the Purchase and Sale Agreement, dated as of March 28, 2018, and is subject to final purchase price adjustments. Other than the Divide County Divestiture, there is no material relationship between the Company and the purchaser.

The pro forma financial information required by Item 9.01 for the Divide County Divestiture is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01    Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information, including Exhibit 99.2, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On May 31, 2018, the Company issued a press release announcing that it completed its previously announced Divide County Divestiture as well as its previously announced divestiture of its Halff East assets in the Midland Basin. Further, the Company announced its planned participation in upcoming investor conferences and the related details. A copy of the press release is furnished as Exhibit 99.2 to this report and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.
(b) Pro forma financial information.

The pro forma financial information for the Divide County Divestiture required by this Item 9.01 is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The unaudited pro forma condensed consolidated balance sheet as of March 31, 2018, has been prepared as if the Divide County Divestiture occurred on that date. The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2018, and the year ended December 31, 2017, have been prepared as if the Divide County Divestiture occurred on January 1, 2017.

(d) Exhibits.

Exhibit Number	Description
99.1	Unaudited Pro Forma Financial Information
99.2	Press release of the Company dated May 31, 2018, entitled “SM Energy Announces Closing of Non-Core Asset Sales and Participation in Upcoming Conferences”

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SM ENERGY COMPANY

Date:	May 31, 2018	By:	/s/ JEFFREY M. DAMM
Jeffrey M. Damm
Director of Financial Reporting and Corporate Accounting and Assistant Secretary